July 27, 2020           Exhibit 99.1
Park National Corporation reports financial results
for second quarter and first half of 2020

NEWARK, Ohio - Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the second quarter and first half of 2020 (three and six months ended June 30, 2020). Park's board of directors declared a quarterly cash dividend of $1.02 per common share, payable on September 10, 2020 to common shareholders of record as of August 21, 2020.

Park’s net income for the second quarter of 2020 was $29.5 million, a 33.1 percent increase from $22.2 million for the second quarter of 2019. Second quarter 2020 net income per diluted common share was $1.80, compared to $1.33 in the second quarter of 2019. Park's net income for the first half of 2020 was $51.9 million, an 8.9 percent increase from $47.6 million for the first half of 2019. Net income per diluted common share was $3.16 for the first half of 2020, compared to $2.94 for the first half of 2019.

Park's community-banking subsidiary, The Park National Bank, reported net income of $30.8 million for the second quarter of 2020, a 4.7 percent increase compared to $29.4 million for the same period of 2019. The bank reported net income of $56.7 million for the first half of 2020, compared to $56.1 million for the first half of 2019.

“Many families and businesses took the opportunity this spring to make improvements and investments into their property, through new or renovated homes and buildings or new vehicles and equipment. Our lenders were fully accessible and enjoyed connecting with customers in new ways during these unusual circumstances with physical distancing,” said Park Chairman David Trautman about the bank’s second quarter loan growth. “Despite economic turbulence that may still be ahead for our country as the effects of the pandemic issue continue, we will remain compassionate, creative, and steadfast in service to the communities that rely on us.”

Headquartered in Newark, Ohio, Park National Corporation had $9.7 billion in total assets (as of June 30, 2020). Park's banking operations are conducted through Park subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.
Category: Earnings
Media contact: Bethany Lewis, 740.349.0421, bethany.lewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, brady.burt@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this News Release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: the ever-changing effects of the novel coronavirus (COVID-19) pandemic - - the duration, extent and severity of which are impossible to predict - - on economies (local, national and international) and markets, and on our customers, counterparties, employees and third-party service providers, as well as the effects of various responses of governmental and nongovernmental authorities to the COVID-19 pandemic, including actions directed toward the containment of the COVID-19 pandemic and stimulus packages; Park's ability to execute our business plan successfully and within the expected timeframe as well as Park's ability to manage strategic initiatives; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing in addition to continuing residual effects of prior recessionary conditions, resulting in adverse impacts on the demand for loan, deposit and other financial services, delinquencies, defaults and counterparties' inability to meet credit and other obligations and the possible impairment of collectability of loans;
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

higher default rates on loans made to our customers due to the COVID-19 pandemic and its impact on our customers' operations and financial condition; changes in interest rates and prices as well as disruption in the liquidity and functioning of U.S. financial markets, as a result of the COVID-19 pandemic and reactions thereto, may adversely impact prepayment penalty income, mortgage banking income, income from fiduciary activities, the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins and impact loan demand; changes in consumer spending, borrowing and saving habits, whether due to changes in retail distribution strategies, consumer preferences and behavior, changes in business and economic conditions (including as a result of the COVID-19 pandemic and reactions thereto), legislative and regulatory initiatives (including those undertaken in response to the COVID-19 pandemic), or other factors may be different than anticipated; changes in unemployment may be different than anticipated in light of the impacts of the COVID-19 pandemic; changes in customers', suppliers', and other counterparties' performance and creditworthiness may be different than anticipated in light of the impacts of the COVID-19 pandemic; the adequacy of our internal controls and risk management program in the event of changes in the market, economic, operational (including those which may result from more of our associates working remotely), asset/liability repricing, legal, compliance, strategic, cybersecurity, liquidity, credit and interest rate risks associated with Park's business; disruption in the liquidity and other functioning of U.S. financial markets; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive pressures among financial services organizations could increase significantly, including product and pricing pressures (which could in turn impact our credit spreads), customer acquisition and retention, changes to third-party relationships and revenues, changes in the manner of providing services, customer acquisition and retention pressures, and our ability to attract, develop and retain qualified banking professionals; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; uncertainty regarding the nature, timing, cost and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, FDIC insurance premium levels, pensions, bankruptcy, consumer protection, rent regulation and housing, financial accounting and reporting, environmental protection, insurance, bank products and services, bank capital and liquidity standards, fiduciary standards, securities and other aspects of the financial services industry, specifically the reforms provided for in the Coronavirus Aid, Relief and Economic Security (CARES) Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and the Basel III regulatory capital reforms, as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, and the Federal Reserve Board, to implement the provisions of the CARES Act, the provisions of the Dodd-Frank Act, and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board (the "FASB"), the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, including the extent to which the new current expected credit loss ("CECL") accounting standard issued by the FASB in June 2016 and in accordance with the CARES Act, the adoption of which can be deferred by Park (with retrospective application as of January 1, 2020) until the earlier of: (1) the interim reporting period during which the national emergency concerning the COVID-19 outbreak declared by the President on March 15, 2020 terminates; or (2) December 31, 2020, may adversely affect Park's reported financial condition or results of operations; Park's assumptions and estimates used in applying critical accounting policies and modeling, including under the CECL model, when adopted by Park, which may prove unreliable, inaccurate or not predictive of actual results; significant changes in the tax laws, which may adversely affect the fair values of net deferred tax assets and obligations of state and political subdivisions held in Park's investment securities portfolio; the impact of our ability to anticipate and respond to technological changes on our ability to respond to customer needs and meet competitive demands; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems on which Park and our subsidiaries are highly dependent; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems, including as a result of cyber attacks; the existence or exacerbation of general geopolitical instability and uncertainty; the effect of trade policies (including the impact of potential or imposed tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations and changes in the relationship of the U.S. and its global trading partners), monetary and other fiscal policies (including the impact of money supply and interest rate policies of the Federal Reserve Board) and other governmental policies of the U.S. federal government, including those implemented in response to the COVID-19 pandemic; unexpected changes in interest rates or disruptions in the financial markets related to COVID-19 or responses to the related health crisis; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government - backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; the uncertainty surrounding the actions to be taken to implement the referendum by United Kingdom voters to exit the European Union; our litigation and regulatory compliance exposure, including the costs and effects of any adverse developments in legal proceedings or other claims and the costs and effects of unfavorable resolution of regulatory and other governmental examinations or other inquiries; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties; the impact of widespread natural and other disasters, pandemics (including the COVID-19 pandemic), dislocations, civil unrest, terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically; any of the foregoing factors, or other cascading effects of the COVID-19 pandemic that are not currently foreseeable, could materially affect our business, including our customers' willingness to conduct banking transactions and their
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

ability to pay on existing obligations; the effect of healthcare laws in the U.S. and potential changes for such laws, especially in light of the COVID-19 pandemic, which may increase our healthcare and other costs and negatively impact our operations and financial results; risk and uncertainties associated with Park's entry into new geographic markets with its recent acquisitions, including expected revenue synergies and cost savings from recent acquisitions not being fully realized or realized within the expected time frame; the discontinuation of the London Inter-Bank Offered Rate (LIBOR) and other reference rates which may result in increased expenses and litigation, and adversely impact the effectiveness of hedging strategies; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in "Item 1A. Risk Factors" of Part II of Park's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended June 30, 2020, March 31, 2020, and June 30, 2019

	2020	2020	2019	Percent change vs.
(in thousands, except share and per share data)	2nd QTR	1st QTR	2nd QTR	1Q '20	2Q '19
INCOME STATEMENT:
Net interest income	$81,186	$76,283	$75,851	6.4%	7.0%
Provision for loan losses	12,224	5,153	1,919	137.2%	537.0%
Other income	30,964	22,486	22,808	37.7%	35.8%
Other expense	64,799	66,276	70,192	(2.2)%	(7.7)%
Income before income taxes	$35,127	$27,340	$26,548	28.5%	32.3%
Income taxes	5,622	4,968	4,385	13.2%	28.2%
Net income	$29,505	$22,372	$22,163	31.9%	33.1%

MARKET DATA:
Earnings per common share - basic (b)	$1.81	$1.37	$1.34	32.1%	35.1%
Earnings per common share - diluted (b)	1.80	1.36	1.33	32.4%	35.3%
Cash dividends declared per common share	1.02	1.22	1.01	(16.4)%	1.0%
Book value per common share at period end	61.46	60.25	56.92	2.0%	8.0%
Market price per common share at period end	70.38	77.64	99.39	(9.4)%	(29.2)%
Market capitalization at period end	1,146,942	1,265,180	1,631,741	(9.3)%	(29.7)%

Weighted average common shares - basic (a)	16,296,427	16,303,602	16,560,545	—%	(1.6)%
Weighted average common shares - diluted (a)	16,375,434	16,425,881	16,642,571	(0.3)%	(1.6)%
Common shares outstanding at period end	16,296,425	16,295,461	16,417,562	—%	(0.7)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.26%	1.04%	1.04%	21.2%	21.2%
Return on average shareholders' equity (a)(b)	11.89%	9.16%	9.49%	29.8%	25.3%
Yield on loans	4.63%	5.02%	5.23%	(7.8)%	(11.5)%
Yield on investment securities	2.76%	2.72%	2.78%	1.5%	(0.7)%
Yield on money market instruments	0.10%	1.12%	2.64%	(91.1)%	(96.2)%
Yield on interest earning assets	4.14%	4.57%	4.76%	(9.4)%	(13.0)%
Cost of interest bearing deposits	0.36%	0.81%	1.04%	(55.6)%	(65.4)%
Cost of borrowings	1.33%	2.08%	2.15%	(36.1)%	(38.1)%
Cost of paying interest bearing liabilities	0.43%	0.90%	1.16%	(52.2)%	(62.9)%
Net interest margin (g)	3.84%	3.93%	3.92%	(2.3)%	(2.0)%
Efficiency ratio (g)	57.41%	66.61%	70.61%	(13.8)%	(18.7)%

OTHER RATIOS (NON-GAAP):
Tangible book value per share (d)	$51.04	$49.79	$46.30	2.5%	10.2%

Note: Explanations for footnotes (a) - (i) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended June 30, 2020, March 31, 2020, and June 30, 2019

				Percent change vs.
(in thousands, except ratios)	June 30, 2020	March 31, 2020	June 30, 2019	1Q '20	2Q '19
BALANCE SHEET:
Investment securities	$1,153,186	$1,253,087	$1,396,530	(8.0)%	(17.4)%
Loans	7,204,445	6,522,519	6,376,737	10.5%	13.0%
Allowance for loan losses	73,476	61,503	54,003	19.5%	36.1%
Goodwill and other intangible assets	169,905	170,512	174,288	(0.4)%	(2.5)%
Other real estate owned (OREO)	1,356	3,600	3,839	(62.3)%	(64.7)%
Total assets	9,712,994	8,719,291	8,657,453	11.4%	12.2%
Total deposits	8,161,900	7,290,133	7,032,120	12.0%	16.1%
Borrowings	444,410	348,373	595,578	27.6%	(25.4)%
Total shareholders' equity	1,001,594	981,877	934,432	2.0%	7.2%
Tangible equity (d)	831,689	811,365	760,144	2.5%	9.4%
Total nonperforming loans	126,044	119,311	86,833	5.6%	45.2%
Total nonperforming assets	130,999	126,510	94,168	3.5%	39.1%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	74.17%	74.81%	73.66%	(0.9)%	0.7%
Total nonperforming loans as a % of period end loans	1.75%	1.83%	1.36%	(4.4)%	28.7%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	1.82%	1.94%	1.48%	(6.2)%	23.0%
Allowance for loan losses as a % of period end loans	1.02%	0.94%	0.85%	8.5%	20.0%
Net loan charge-offs	$251	$329	$1,284	(23.7)%	(80.5)%
Annualized net loan charge-offs as a % of average loans (a)	0.01%	0.02%	0.08%	(50.0)%	(87.5)%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	10.31%	11.26%	10.79%	(8.4)%	(4.4)%
Tangible equity (d) / Tangible assets (f)	8.72%	9.49%	8.96%	(8.1)%	(2.7)%
Average shareholders' equity / Average assets (a)	10.61%	11.31%	10.92%	(6.2)%	(2.8)%
Average shareholders' equity / Average loans (a)	14.30%	15.15%	14.79%	(5.6)%	(3.3)%
Average loans / Average deposits (a)	88.59%	89.90%	91.03%	(1.5)%	(2.7)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Six months ended June 30, 2020 and June 30, 2019

	2020	2019
(in thousands, except share and per share data and ratios)	Six months ended June 30	Six months ended June 30	Percent change vs '19
INCOME STATEMENT:
Net interest income	$157,469	$143,627	9.6%
Provision for loan losses	17,377	4,417	293.4%
Other income	53,450	44,833	19.2%
Other expense	131,075	127,019	3.2%
Income before income taxes	$62,467	$57,024	9.5%
Income taxes	10,590	9,406	12.6%
Net income	$51,877	$47,618	8.9%

MARKET DATA:
Earnings per common share - basic (b)	$3.18	$2.96	7.4%
Earnings per common share - diluted (b)	3.16	2.94	7.5%
Cash dividends declared per common share	2.24	2.22	0.9%

Weighted average common shares - basic (a)	16,300,015	16,106,043	1.2%
Weighted average common shares - diluted (a)	16,400,657	16,193,643	1.3%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.15%	1.17%	(1.7)%
Return on average shareholders' equity (a)(b)	10.54%	10.81%	(2.5)%
Yield on loans	4.81%	5.19%	(7.3)%
Yield on investment securities	2.76%	2.80%	(1.4)%
Yield on money market instruments	0.38%	2.70%	(85.9)%
Yield on interest earning assets	4.35%	4.71%	(7.6)%
Cost of interest bearing deposits	0.58%	1.01%	(42.6)%
Cost of borrowings	1.69%	2.08%	(18.8)%
Cost of paying interest bearing liabilities	0.66%	1.13%	(41.6)%
Net interest margin (g)	3.89%	3.89%	—%
Efficiency ratio (g)	61.72%	66.87%	(7.7)%

ASSET QUALITY RATIOS:
Net loan charge-offs	$580	$1,926	(69.9)%
Annualized net loan charge-offs as a % of average loans (a)	0.02%	0.06%	(66.7)%

CAPITAL & LIQUIDITY:
Average shareholders' equity / Average assets (a)	10.95%	10.82%	1.2%
Average shareholders' equity / Average loans (a)	14.71%	14.77%	(0.4)%
Average loans / Average deposits (a)	89.21%	90.91%	(1.9)%

Note: Explanations for footnotes (a) - (i) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except share and per share data)	2020	2019	2020	2019

Interest income:
Interest and fees on loans	$80,155	$82,471	$160,842	$154,474
Interest on:
Obligations of U.S. Government, its agencies
and other securities - taxable	5,026	6,919	10,557	13,914
Obligations of states and political subdivisions - tax-exempt	2,151	2,308	4,351	4,525
Other interest income	113	528	604	1,169
Total interest income	87,445	92,226	176,354	174,082

Interest expense:
Interest on deposits:
Demand and savings deposits	1,507	8,811	7,849	15,904
Time deposits	3,346	4,357	7,631	8,134
Interest on borrowings	1,406	3,207	3,405	6,417
Total interest expense	6,259	16,375	18,885	30,455

Net interest income	81,186	75,851	157,469	143,627

Provision for loan losses	12,224	1,919	17,377	4,417

Net interest income after provision for loan losses	68,962	73,932	140,092	139,210

Other income	30,964	22,808	53,450	44,833

Other expense	64,799	70,192	131,075	127,019

Income before income taxes	35,127	26,548	62,467	57,024

Income taxes	5,622	4,385	10,590	9,406

Net income	$29,505	$22,163	$51,877	$47,618

Per common share:
Net income - basic	$1.81	$1.34	$3.18	$2.96
Net income - diluted	$1.80	$1.33	$3.16	$2.94

Weighted average shares - basic	16,296,427	16,560,545	16,300,015	16,106,043
Weighted average shares - diluted	16,375,434	16,642,571	16,400,657	16,193,643

Cash dividends declared	$1.02	$1.01	$2.24	$2.22

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	June 30, 2020	December 31, 2019

Assets

Cash and due from banks	$136,178	$135,567
Money market instruments	597,316	24,389
Investment securities	1,153,186	1,279,507
Loans	7,204,445	6,501,404
Allowance for loan losses	(73,476)	(56,679)
Loans, net	7,130,969	6,444,725
Bank premises and equipment, net	81,760	73,322
Goodwill and other intangible assets	169,905	171,118
Other real estate owned	1,356	4,029
Other assets	442,324	425,720
Total assets	$9,712,994	$8,558,377

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,518,437	$1,959,935
Interest bearing	5,643,463	5,092,677
Total deposits	8,161,900	7,052,612
Borrowings	444,410	438,157
Other liabilities	105,090	98,594
Total liabilities	$8,711,400	$7,589,363

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at June 30, 2020 and December 31, 2019)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,185 shares issued at June 30, 2020 and 17,623,199 shares issued at December 31, 2019)	457,966	459,389
Accumulated other comprehensive income (loss), net of taxes	13,861	(9,589)
Retained earnings	662,311	646,847
Treasury shares (1,326,760 shares at June 30, 2020 and 1,276,757 shares at December 31, 2019)	(132,544)	(127,633)
Total shareholders' equity	$1,001,594	$969,014
Total liabilities and shareholders' equity	$9,712,994	$8,558,377

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2020	2019	2020	2019

Assets

Cash and due from banks	$134,386	$127,115	$133,208	$122,485
Money market instruments	461,055	80,239	318,930	87,212
Investment securities	1,197,445	1,413,309	1,230,948	1,401,641
Loans	6,981,783	6,332,167	6,731,960	6,012,446
Allowance for loan losses	(62,387)	(53,849)	(60,001)	(53,124)
Loans, net	6,919,396	6,278,318	6,671,959	5,959,322
Bank premises and equipment, net	80,096	71,253	77,509	66,079
Goodwill and other intangible assets	170,303	165,311	170,606	142,587
Other real estate owned	2,765	4,183	3,282	4,277
Other assets	442,819	436,767	437,585	422,899
Total assets	$9,408,265	$8,576,495	$9,044,027	$8,206,502

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,400,809	$1,887,335	$2,175,400	$1,809,213
Interest bearing	5,480,366	5,068,709	5,370,376	4,804,076
Total deposits	7,881,175	6,956,044	7,545,776	6,613,289
Borrowings	425,349	597,448	405,930	622,414
Other liabilities	103,453	86,377	102,189	82,853
Total liabilities	$8,409,977	$7,639,869	$8,053,895	$7,318,556

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	456,830	455,895	458,146	407,533
Accumulated other comprehensive income (loss), net of taxes	10,756	(36,825)	5,331	(41,655)
Retained earnings	663,290	624,995	658,877	623,291
Treasury shares	(132,588)	(107,439)	(132,222)	(101,223)
Total shareholders' equity	$998,288	$936,626	$990,132	$887,946
Total liabilities and shareholders' equity	$9,408,265	$8,576,495	$9,044,027	$8,206,502

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2020	2020	2019	2019	2019
(in thousands, except per share data)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Interest income:
Interest and fees on loans	$80,155	$80,687	$82,698	$84,213	$82,471
Interest on:
Obligations of U.S. Government, its agencies and other securities - taxable	5,026	5,531	5,973	6,326	6,919
Obligations of states and political subdivisions - tax-exempt	2,151	2,200	2,205	2,225	2,308
Other interest income	113	491	953	1,825	528
Total interest income	87,445	88,909	91,829	94,589	92,226

Interest expense:
Interest on deposits:
Demand and savings deposits	1,507	6,342	7,795	9,649	8,811
Time deposits	3,346	4,285	4,666	4,694	4,357
Interest on borrowings	1,406	1,999	2,359	3,145	3,207
Total interest expense	6,259	12,626	14,820	17,488	16,375

Net interest income	81,186	76,283	77,009	77,101	75,851

Provision for (recovery of) loan losses	12,224	5,153	(213)	1,967	1,919

Net interest income after provision for (recovery of) loan losses	68,962	71,130	77,222	75,134	73,932

Other income	30,964	22,486	24,224	28,136	22,808

Other expense	64,799	66,276	71,231	65,738	70,192

Income before income taxes	35,127	27,340	30,215	37,532	26,548

Income taxes	5,622	4,968	6,279	6,386	4,385

Net income	$29,505	$22,372	$23,936	$31,146	$22,163

Per common share:
Net income - basic	$1.81	$1.37	$1.46	$1.90	$1.34
Net income - diluted	$1.80	$1.36	$1.45	$1.89	$1.33

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2020	2020	2019	2019	2019
(in thousands)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Other income:
Income from fiduciary activities	$6,793	$7,113	$7,268	$6,842	$6,935
Service charges on deposit accounts	1,676	2,528	2,757	2,864	2,655
Other service income	8,758	3,766	4,382	4,260	4,040
Debit card fee income	5,560	4,960	5,341	5,313	5,227
Bank owned life insurance income	1,179	1,248	1,158	1,107	1,286
ATM fees	438	412	446	482	460
Gain (loss) on the sale of OREO, net	841	(196)	2	(53)	(159)
Net gain (loss) on the sale of investment securities	3,313	—	—	186	(607)
(Loss) gain on equity securities, net	(977)	(973)	(191)	3,335	232
Other components of net periodic benefit income	1,988	1,988	1,183	1,183	1,183
Miscellaneous	1,395	1,640	1,878	2,617	1,556
Total other income	$30,964	$22,486	$24,224	$28,136	$22,808

Other expense:
Salaries	$30,699	$28,429	$30,903	$30,713	$32,093
Employee benefits	9,080	10,043	8,973	10,389	9,014
Occupancy expense	3,256	3,480	3,355	3,226	3,223
Furniture and equipment expense	4,850	4,319	4,319	4,177	4,386
Data processing fees	2,577	2,492	2,777	2,935	2,905
Professional fees and services	6,901	7,066	10,503	6,702	10,106
Marketing	1,136	1,486	1,468	1,604	1,455
Insurance	1,477	1,550	317	276	1,381
Communication	874	1,155	1,256	1,387	1,375
State tax expense	1,116	1,145	1,024	746	1,054
Amortization of intangible assets	607	606	623	741	702
Miscellaneous	2,226	4,505	5,713	2,842	2,498
Total other expense	$64,799	$66,276	$71,231	$65,738	$70,192

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

			Year ended December 31,
(in thousands, except ratios)	June 30, 2020	March 31, 2020	2019	2018	2017	2016

Allowance for loan losses:
Allowance for loan losses, beginning of period	$61,503	$56,679	$51,512	$49,988	$50,624	$56,494
Charge-offs	2,130	2,685	11,177	13,552	19,403	20,799
Recoveries	1,879	2,356	10,173	7,131	10,210	20,030
Net charge-offs	251	329	1,004	6,421	9,193	769
Provision for (recovery of) loan losses	12,224	5,153	6,171	7,945	8,557	(5,101)
Allowance for loan losses, end of period	$73,476	$61,503	$56,679	$51,512	$49,988	$50,624

General reserve trends:
Allowance for loan losses, end of period	$73,476	$61,503	$56,679	$51,512	$49,988	$50,624
Allowance on purchased credit impaired ("PCI") loans	106	119	268	—	—	—
Allowance on purchased loans	25	—	—	—	—	—
Specific reserves	5,808	5,531	5,230	2,273	684	548
General reserves on originated loans	$67,537	$55,853	$51,181	$49,239	$49,304	$50,076

Total loans	$7,204,445	$6,522,519	$6,501,404	$5,692,132	$5,372,483	$5,271,857
PCI loans	12,569	13,765	14,331	3,943	—	—
Purchased loans	440,803	489,843	548,436	225,029	—	—
Impaired commercial loans	91,724	85,646	77,459	48,135	56,545	70,415
Originated loans excluding impaired commercial loans	$6,659,349	$5,933,265	$5,861,178	$5,415,025	$5,315,938	$5,201,442

Asset Quality Ratios:
Net charge-offs as a % of average loans (annualized)	0.01%	0.02%	0.02%	0.12%	0.17%	0.02%
Allowance for loan losses as a % of period end loans	1.02%	0.94%	0.87%	0.90%	0.93%	0.96%
General reserve as a % of originated total loans less impaired commercial loans	1.01%	0.94%	0.87%	0.91%	0.93%	0.96%
General reserves as a % of originated total loans less impaired commercial loans (excluding PPP loans)	1.10%	N.A.	N.A.	N.A.	N.A.	N.A.

Nonperforming assets:
Nonaccrual loans	$100,406	$90,354	$90,080	$67,954	$72,056	$87,822
Accruing troubled debt restructurings	23,948	27,168	21,215	15,173	20,111	18,175
Loans past due 90 days or more	1,690	1,789	2,658	2,243	1,792	2,086
Total nonperforming loans	$126,044	$119,311	$113,953	$85,370	$93,959	$108,083
Other real estate owned - Park National Bank	427	2,671	3,100	2,788	6,524	6,025
Other real estate owned - SEPH	929	929	929	1,515	7,666	7,901
Other nonperforming assets - Park National Bank	3,599	3,599	3,599	3,464	4,849	—
Total nonperforming assets	$130,999	$126,510	$121,581	$93,137	$112,998	$122,009
Percentage of nonaccrual loans to period end loans	1.39%	1.39%	1.39%	1.19%	1.34%	1.67%
Percentage of nonperforming loans to period end loans	1.75%	1.83%	1.75%	1.50%	1.75%	2.05%
Percentage of nonperforming assets to period end loans	1.82%	1.94%	1.87%	1.64%	2.10%	2.31%
Percentage of nonperforming assets to period end total assets	1.35%	1.45%	1.42%	1.19%	1.50%	1.63%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

			Year ended December 31,
(in thousands, except ratios)	June 30, 2020	March 31, 2020	2019	2018	2017	2016

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$90,354	$90,080	$67,954	$72,056	$87,822	$95,887
New nonaccrual loans	21,995	21,651	81,009	76,611	58,753	74,786
Resolved nonaccrual loans	11,943	21,377	58,883	80,713	74,519	82,851
Nonaccrual loans, end of period	$100,406	$90,354	$90,080	$67,954	$72,056	$87,822

Impaired commercial loan portfolio information (period end):
Unpaid principal balance	$92,374	$86,379	$78,178	$59,381	$66,585	$95,358
Prior charge-offs	650	733	719	11,246	10,040	24,943
Remaining principal balance	91,724	85,646	77,459	48,135	56,545	70,415
Specific reserves	5,808	5,531	5,230	2,273	684	548
Book value, after specific reserves	$85,916	$80,115	$72,229	$45,862	$55,861	$69,867

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			SIX MONTHS ENDED
(in thousands, except share and per share data)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Net interest income	$81,186	$76,283	$75,851	$157,469	$143,627
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	1,301	1,378	1,606	2,679	1,872
less interest income on former Vision Bank relationships	266	77	—	343	7
Net interest income - adjusted	$79,619	$74,828	$74,245	$154,447	$141,748

Provision for loan losses	$12,224	$5,153	$1,919	$17,377	$4,417
less recoveries on former Vision Bank relationships	(685)	(764)	(65)	(1,449)	(165)
Provision for loan losses - adjusted	$12,909	$5,917	$1,984	$18,826	$4,582

Other income	$30,964	$22,486	$22,808	$53,450	$44,833
less net gain (loss) on sale of former Vision Bank OREO properties	837	—	(139)	837	(139)
less rebranding initiative related expenses	(274)	—	—	(274)	—
less net gain (loss) on the sale of debt securities in the ordinary course of business	3,313	—	(607)	3,313	(607)
Other income - adjusted	$27,088	$22,486	$23,554	$49,574	$45,579

Other expense	$64,799	$66,276	$70,192	$131,075	$127,019
less merger-related expenses related to NewDominion and Carolina Alliance acquisitions	214	243	6,058	457	6,334
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	607	606	702	1,213	991
less FHLB prepayment penalty	—	1,793	—	1,793	—
less rebranding initiative related expenses	138	270	162	408	202
less COVID-19 related expenses	1,919	262	—	2,181	—
Other expense - adjusted	$61,921	$63,102	$63,270	$125,023	$119,492

Tax effect of adjustments to net income identified above (i)	$(683)	$201	$1,259	$(482)	$1,308

Net income - reported	$29,505	$22,372	$22,163	$51,877	$47,618
Net income - adjusted	$26,938	$23,126	$26,901	$50,064	$52,539

Diluted EPS	$1.80	$1.36	$1.33	$3.16	$2.94
Diluted EPS, adjusted (h)	$1.65	$1.41	$1.62	$3.05	$3.24

Annualized return on average assets (a)(b)	1.26%	1.04%	1.04%	1.15%	1.17%
Annualized return on average assets, adjusted (a)(b)(h)	1.15%	1.07%	1.26%	1.11%	1.29%

Annualized return on average tangible assets (a)(b)(e)	1.28%	1.06%	1.06%	1.18%	1.19%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.17%	1.09%	1.28%	1.13%	1.31%

Annualized return on average shareholders' equity (a)(b)	11.89%	9.16%	9.49%	10.54%	10.81%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	10.85%	9.47%	11.52%	10.17%	11.93%

Annualized return on average tangible equity (a)(b)(c)	14.33%	11.09%	11.53%	12.73%	12.88%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	13.09%	11.47%	13.99%	12.28%	14.21%

Efficiency ratio (g)	57.41%	66.61%	70.61%	61.72%	66.87%
Efficiency ratio, adjusted (g)(h)	57.64%	64.36%	64.20%	60.85%	63.29%

Annualized net interest margin (g)	3.84%	3.93%	3.92%	3.89%	3.89%
Annualized net interest margin, adjusted (g)(h)	3.77%	3.86%	3.84%	3.81%	3.84%

Note: Explanations for footnotes (a) - (i) are included at the end of the financial tables in this "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Averages are for the three months ended June 30, 2020, March 31, 2020, and June 30, 2019 and the six months ended June 30, 2020 and June 30, 2019.
(b) Reported measure uses net income.
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
AVERAGE SHAREHOLDERS' EQUITY	$998,288	$981,976	$936,626	$990,132	$887,946
Less: Average goodwill and other intangible assets	170,303	170,909	165,311	170,606	142,587
AVERAGE TANGIBLE EQUITY	$827,985	$811,067	$771,315	$819,526	$745,359

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	June 30, 2020	March 31, 2020	June 30, 2019
TOTAL SHAREHOLDERS' EQUITY	$1,001,594	$981,877	$934,432
Less: Goodwill and other intangible assets	169,905	170,512	174,288
TANGIBLE EQUITY	$831,689	$811,365	$760,144

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
AVERAGE ASSETS	$9,408,265	$8,679,789	$8,576,495	$9,044,027	$8,206,502
Less: Average goodwill and other intangible assets	170,303	170,909	165,311	170,606	142,587
AVERAGE TANGIBLE ASSETS	$9,237,962	$8,508,880	$8,411,184	$8,873,421	$8,063,915

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	June 30, 2020	March 31, 2020	June 30, 2019
TOTAL ASSETS	$9,712,994	$8,719,291	$8,657,453
Less: Goodwill and other intangible assets	169,905	170,512	174,288
TANGIBLE ASSETS	$9,543,089	$8,548,779	$8,483,165

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Interest income	$87,445	$88,909	$92,226	$176,354	$174,082
Fully taxable equivalent adjustment	723	725	752	1,448	1,486
Fully taxable equivalent interest income	$88,168	$89,634	$92,978	$177,802	$175,568
Interest expense	6,259	12,626	16,375	18,885	30,455
Fully taxable equivalent net interest income	$81,909	$77,008	$76,603	$158,917	$145,113

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for (recovery of) loan losses, other income and other expense above.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com